UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

March 3, 2021

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CA 92008-7328

(Address of principal executive offices and zip code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 3, 2021, at the Special Meeting of Stockholders of Callaway Golf Company (the “Company”), held virtually (the “Special Meeting”), the Company’s stockholders approved the following proposals, each of which is described in the Company’s proxy statement/prospectus/consent solicitation contained in the registration statement on Form S-4 initially filed with the Securities and Exchange Commission (the “SEC”) on November 24, 2020 and declared effective by the SEC on January 28, 2021 (the “Proxy Statement”) in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of October 27, 2020 (the “Merger Agreement”), by and among the Company, Topgolf International, Inc. (“Topgolf”) and 51 Steps, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which the Company will acquire Topgolf by way of a merger of Merger Sub with and into Topgolf, with Topgolf surviving as a wholly-owned subsidiary of the Company.

As of January 8, 2021, the record date for the Special Meeting, there were 94,202,240 shares of common stock of the Company outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 68,045,114 shares of common stock, representing approximately 72.2% of the shares outstanding and entitled to vote at the Special Meeting, were present in person or represented by proxy, constituting a quorum to conduct business. At the Special Meeting, the Company’s stockholders considered two proposals, each of which is described in more detail in the Proxy Statement.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal 1: To approve the issuance of shares of common stock of the Company to stockholders of Topgolf, pursuant to the terms of the Merger Agreement.

The Company’s stockholders approved the issuance of shares of common stock of the Company to stockholders of Topgolf, pursuant to the terms of the Merger Agreement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
67,836,939	41,733	166,442	0

Proposal 2: To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

The Company’s stockholders approved an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
63,406,622	3,785,607	852,885	0

No other items were presented for stockholder approval at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: March 3, 2021	By:	/s/ Sarah Kim
Sarah Kim
Vice President, General Counsel and Corporate Secretary